UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2004

                             FUN CITY POPCORN, INC.
               (Exact name of registrant as specified in charter)


           Nevada                      000-32947                 71-0390957
 ---------------------------           ----------             -----------------
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)           Identification No.)


           122 East 42nd Street, Suite 2606, New York, New York 10022
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 682-3096

           2560 West Main Street, Suite 200, Littleton, Colorado 80120
                  --------------------------------------------
                 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets.

     On November 5, 2004, Fun City Popcorn, Inc. (the "Company") entered into an Agreement and Plan of Merger, as amended December 8, 2004 (the "Agreement"), with Lev Acquisition Corp., its wholly owned subsidiary ("the Lev Sub"), and Lev Pharmaceuticals, Inc. ("Lev"), previously disclosed in the Company's current report on Form 8-K filed on November 10, 2004. On December 29, 2004, the merger closed and pursuant to the Agreement, Lev Sub merged with and into Lev and the combined entity became a wholly-owned subsidiary of the Company (the "Merger").

     As a result of the Merger, the Company issued 5,250,928 shares of its common stock and 5,000,000 shares of its Series A Convertible Preferred Stock (the "Series A Preferred Stock") to holders of Lev common stock, including, upon exercise, holders of outstanding Lev options and warrants ("Lev Shareholders"). The Series A Preferred Stock will be automatically convertible into an aggregate 69,703,430 shares of the Company's common stock upon approval by the Company's stockholders of a Certificate of Amendment of the Company's Articles of Incorporation increasing the Company's authorized common stock to 150,000,000 shares.

     The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Company but only out of funds lawfully available for dividends under the laws of the State of Nevada, dividends per share equal to 5% per annum of the Stated Value of the Series A Preferred Stock, before any dividends shall be declared, set apart for or paid upon the Common Stock in any year. The Stated Value is equal to $0.85 per share. Upon the dissolution, liquidation, or winding up of the Company, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Company, an amount in cash equal to the aggregate Stated Value of the shares of Series A Preferred Stock then outstanding, plus any accrued but unpaid dividends (or, if there be an insufficient amount to pay all Series A Preferred Stockholders, then ratably among such holders), but before any payment shall be made to the holders of Common Stock. The holders of the Series A Preferred Stock shall be entitled to such number of votes as is equal to the number of shares of Common Stock into which such shares are convertible. Any matter as to which the holders of Common Stock are entitled to vote shall require the affirmative vote of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock, voting as one class

     It is anticipated that the Company will (i) change its name from Fun City Popcorn, Inc. to Lev Pharmaceuticals, Inc., (ii) re-domesticate from Nevada to Delaware and (iii) increase its authorized common stock and preferred stock to 150,000,000 and 20,000,000 shares, respectively, by merging into a newly formed wholly-owned subsidiary (the "Fun City Merger"). Upon stockholder approval of the Fun City Merger, it is anticipated that 79,459,888 shares of common stock will be issued and outstanding, including shares of common stock issuable upon the exercise of outstanding options and warrants. Approximately 94.33% of the Company's issued and outstanding common stock (on a fully-diluted basis) will be owned or exercisable by the Lev Shareholders and the remainder will be held by the Company's current stockholders. As of December 29, 2004, the Company has obtained the written consent of its stockholders regarding the Fun City Merger and the Company plans to file an Information Statement with the Securities and Exchange Commission and distribute the Information Statement to its stockholders shortly.

Item 4.01. Changes in Registrant's Certifying Accountant.

         On December 30, 2004, as a result of the acquisition of Lev, the Company, pursuant to approval by its Board of Directors, dismissed Ehrhardt Keefe Steiner & Hottman PC as its principal registered independent public accounting firm. From November 11, 2004, the date of their appointment, through the date of their dismissal on December 30, 2004,(i) the report of Ehrhardt Keefe Steiner & Hottman PC on the Company's financial statements as of and for the year ended September 30, 2004 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit

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scope or accounting principles, except for uncertainty related to the ability of the Company to continue as a going concern for a reasonable period of time beyond September 30, 2004 and (ii) there were no disagreements between the Company and Ehrhardt Keefe Steiner & Hottman PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ehrhardt Keefe Steiner & Hottman PC would have caused them to make reference to the matter in its reports on the Company's financial statements.

     The Company provided Ehrhardt Keefe Steiner & Hottman PC with a copy of this Current Report on Form 8-K on December 30, 2004, prior to its filing with the SEC, and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Ehrhardt Keefe Steiner & Hottman PC, dated December 30, 2004, is attached to this Form 8-K as Exhibit 16.1.

     On December 30, 2004, the Company engaged PricewaterhouseCoopers LLP as its principal independent registered public accounting firm. The Company's board of directors has approved the appointment of PricewaterhouseCoopers LLP as the Company's new principal independent registered public accounting firm.

     Prior to engaging PricewaterhouseCoopers LLP the Company did not consult with them regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B

Item 5.01. Changes in Control of Registrant

     See Item 2.01 above for a description of the material terms of the Agreement under which a change of control of the Company occurred. Exhibit 99.1 of this Report is a descriptive memorandum of Lev and its business.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, or Appointment of Principal Officers

     (b) James Eller, the Company's Chief Executive Officer, Chief Financial Officer and Director resigned his positions with the Company effective December 29, 2004 in accordance with the Agreement.

     (c) and (d) The newly appointed principal officers and directors of the Company are listed below:

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 Name                        Position Held with         Age   Date First Elected
                             our Company                      or Appointed


Joshua D. Schein, Ph D.      Chief Executive Officer     44   December 29, 2004
                             and Director

Judson Cooper                Chairman of the Board,
                             Executive Vice President    46   December 29, 2004
                             and Secretary

Scott Eagle                  Director                    45   December 29, 2004

Eric I. Richman              Director                    43   December 29, 2004

Thomas Lanier                Director                    45   December 29, 2004


Business Experience

     The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Joshua D. Schein, Ph.D. has been our Chief Executive Officer and a Director since December 29, 2004. He held the same position with Lev, since the commencement of its operations in July 2003. Dr. Schein is also a founder of SIGA Technologies, Inc., a publicly-traded biotechnology company, and served as its Chief Executive Officer from August 1998 to April 2001. Dr. Schein also served as SIGA's acting Chief Executive Officer from April 1998 to August 1998, as Secretary and a Director from December 1995 to April 2001, and as Chief Financial Officer from December 1995 until April 1998. Dr. Schein is also a founder of DepoMed, Inc., a publicly-traded drug delivery company and served as a director of the company from December 1995 to June 1998. From January 1996 to August 1998, Dr. Schein was an executive officer and a director of Virologix Corporation, a private biotechnology company which he co-founded and subsequently was acquired by Access Pharmaceuticals, a publicly-traded biotechnology company. From June 1996 to September 1998, Dr. Schein was an executive officer and a director of Callisto Pharmaceuticals, Inc., a publicly-traded biotechnology company which he co-founded. Dr. Schein is also a founder of Hemoxymed, Inc., a publicly-traded biotechnology company. Since 1997, Dr. Schein has been a principal of Prism Ventures LLC, a privately held limited liability company focused on the biotechnology industry. From 1994 to 1995, Dr. Schein served as a Vice President of Investment Banking at Josephthal, Lyon and Ross, Incorporated, an investment banking firm. From 1991 to 1994, Dr. Schein was a Vice President at D. Blech & Company, Incorporated, a merchant and investment banking firm focused on the biopharmaceutical industry. Dr. Schein received a Ph.D. in neuroscience from the Albert Einstein College of Medicine, an MBA from the Columbia Graduate School of Business, and a B.A. in biochemistry from Brandeis University.

Judson Cooper has been our Chairman of the Board of Directors, Executive Vice President and Secretary since December 29, 2004. He was Chairman of the Board of Lev since the commencement of operations in July 2003 and Executive Vice President since November 1, 2004. Mr. Cooper is also a founder of SIGA Technologies, Inc., a publicly-traded biotechnology company, and served as its Chairman from August 1998 to April 2001. Mr. Cooper also served as SIGA's acting Chairman from April 1998 to August 1998, as a Director from December 1995 to April 2001, and as Executive Vice President from November 1996 to April 2001, and as its founding President from December 1995 to November 1996. Mr. Cooper is also a founder of DepoMed, Inc., a publicly-traded drug delivery company and served as a director of the company from December 1995 to June 1998. From January 1996 to August 1998, Mr. Cooper was an executive officer and a director

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of Virologix Corporation, a private biotechnology company which he co-founded and subsequently was acquired by Access Pharmaceuticals, a publicly-traded biotechnology company. From June 1996 to September 1998, Mr. Cooper was an executive officer and a director of Callisto Pharmaceuticals, Inc., a publicly-traded biotechnology company which he co-founded. Mr. Cooper is also a founder of Hemoxymed, Inc., a publicly-traded biotechnology company. Since 1997, Mr. Cooper has been a principal of Prism Ventures LLC, a privately held limited liability company focused on the biotechnology industry. From September 1993 to December 1995, Mr. Cooper was a private investor. From 1991 to 1993, Mr. Cooper was a Vice President at D. Blech & Company, Incorporated, a merchant and investment banking firm focused on the biopharmaceutical industry. Mr. Cooper is a graduate of the Kellogg School of Management.

Scott Eagle has served as our Director since December 29, 2004. Since November 1998, Mr. Eagle has been Vice President of marketing at Claria Corporation, a leading behavioral online marketing firm where he manages the marketing team and oversees business development and partnership activities. Prior to joining Claria, Mr. Eagle was the Vice President of marketing at Concentric Network Corporation from 1996 to 1998. Before Concentric, from 1993 to 1996, Mr. Eagle served as Vice President of Marketing at MFS Communications where he launched regional marketing campaigns for the start-up MFS Intelnet subsidiary. Mr. Eagle began his career at Proctor and Gamble in marketing and new product development for the consumer package goods, managing brands such as Formula 44 and Chloraseptic. Mr. Eagle holds a B.S. from the University of Pennsylvania, Wharton School.

Eric I. Richman has served as our Director since December 29, 2004. Since October 2003, Mr. Richman has been Vice President, Business Development and Strategic Planning at PharmAthene, Inc., a private biotechnology company. From 2000 to 2003, he was Vice President, Corporate Development at MaxCyte, Inc. Prior to that, from 1998 to 2000, he was Director, Internal Commercialization with MedImmune, Inc. From 1993 to 1998, Mr. Richman was MedImmune's Senior Director of Transplantation Products. Mr. Richman was part of the founding team at MedImmune holding various other administrative, financial and strategic planning positions since joining MedImmune in 1998. Mr. Richman was a key member on the launch teams for the company's biotechnology products, both domestically and internationally. Mr. Richman received a B.S. degree in Biomedical Science in 1984 from the Sophie Davis School of Biomedical Education and a Master of International Management in 1987 from the American Graduate School in International Management.

Thomas Lanier has served as our Director since December 29, 2004. Mr. Lanier has served as Financial Attache in the Office of International Affairs, US Treasury, Moscow since 2003. From 1996 to 2003, Mr. Lanier was an International Advisor for the U.S. Department of the Treasury during which time he co-wrote the U.S. Treasury's guide to external debt issuance for emerging market borrowers. From 1988 until 1996 Mr. Lanier worked for Chemical Bank as a U.S. Government Bond Trader (1988-1993), Emerging Markets Salesperson (1993-1994) and Emerging Markets Debt Trader (1994-1996). In 1981 Mr. Lanier graduated from the United States Military Academy at West Point with a Bachelor of Science Degree and prior to leaving the Army in 1986, also graduated from the U.S. Army Airborne School and the U.S. Army Flight School as well as planning, organizing and controlling logistical operations on an international project for the Army Chief of Staff. In 1998, Mr. Lanier received a Masters of Business Administration with an emphasis in finance and marketing from the Fuqua School of Business, Duke University.

Employment Agreements

         The Company, pursuant to the Agreement, assumed the Employment Agreements Lev was a party to with Joshua Schein and Judson Cooper, effective as of November 1, 2004 (the "Employment Agreements"). Pursuant to the respective Employment Agreements, Mr. Schein is employed as the Company's Chief Executive Officer and Mr. Cooper is employed as the Company's Chairman of the Board and

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Executive Vice President for an initial term of four years, which is automatically renewable for successive one-year terms. Pursuant to the Employment Agreements, each of Mr. Schein and Mr. Cooper receives a base salary of $312,500 with an annual 5% increase, options to purchase up to 1,427,450 shares of the Company's common stock (after giving effect to the Merger and the conversion of the Series A convertible preferred stock) with an exercise price of $.85 per share and customary benefits and reimbursements. In the event Messrs. Schein or Cooper are terminated in connection with a change in control of the Company, each will receive his salary for the remainder of the term of the Employment Agreement and all other amounts due pursuant to the Employment Agreement plus a tax gross-up payment.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

     On December 29, 2004, the Company's sole director approved an amendment to the Company's Bylaws which provides for the Board of Directors to appoint a Chairman of the Board and a Chief Executive Officer.

     On December 29, 2004, the Company's Board of Directors approved a change in the Company's fiscal year end from September 30 to December 31, to be effective beginning December 31, 2004. The Form 10-KSB for the year ended December 31, 2004 will be filed in accordance with the Securities and Exchange Commission's filing requirements for small business issuers.

ITEM 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Audited financial statements of Lev Pharmaceuticals, Inc. (a development stage enterprise) for the period from July 21, 2003 (inception) to December 31, 2003 and the nine-month period ended September 30, 2004 and the cumulative period from July 21, 2003 (inception) to September 30, 2004 will be filed by amendment to this Current Report on Form 8-K on or before March 16, 2005 in accordance with paragraph (4) to Item 9.01(a).

(b) Pro forma financial statements are not required to be filed with this Current Report on Form 8-K.

(c)  Exhibits

Exhibit
Number                                Description
--------------------------------------------------------------------------------

2.1 Agreement and Plan of Merger by and among Fun City Popcorn, Inc., Lev Acquisition Corp. and Lev Pharmaceuticals, Inc., dated as of November 5, 2004 (previously filed as exhibit 2.1 to Form 8-K, filed on November 10, 2004 and incorporated herein by reference)

2.2 Amendment No. 1 to Agreement and Plan of Merger by and among Fun City Popcorn, Inc., Lev Acquisition Corp. and Lev
               Pharmaceuticals, Inc., dated as of December 8, 2004 (previously filed as exhibit 2.2 to Form 10-KSB, filed on December 29, 2004 and incorporated herein by reference).

4.1            2004 Omnibus Incentive Compensation Plan

10.1 Employment Agreement dated as of November 1, 2004 between Lev Pharmaceuticals, Inc. and Judson Cooper

10.2 Employment Agreement dated as of November 1, 2004 between Lev Pharmaceuticals, Inc. and Joshua D. Schein

16.1           Letter from Ehrhardt Keefe Steiner & Hottman PC , dated December
               30, 2004.

99.1           Descriptive Memorandum of Lev Pharmaceuticals, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FUN CITY POPCORN, INC.


Date:  January  4, 2005                     /s/  Joshua D. Schein, Ph. D.
                                            ----------------------------
                                                 Joshua D. Schein, Ph. D.
                                                 Chief Executive Officer

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